UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2008

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

385 Washington Street Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

(651) 310-7911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2008, the Board of Directors of The Travelers Companies, Inc. (the “Company”) approved an amendment and restatement of the Company’s Bylaws, which changes were effective immediately upon approval.   The Amended and Restated Bylaws revise the advance notice provisions in Article II, Sections 10 and 11, which apply to shareholders seeking to propose business or nominate directors at a shareholders’ meeting.

Section 10 (Meeting of Shareholders —Business of the Meeting) and Section 11 (Meeting of Shareholders—Nomination of Directors) of Article II of the Company’s Bylaws were amended, among other things, to require that shareholders using the advance notice provision to make proposals or submit nominations include additional information in their advance notice, including, among other things:

•                  all ownership interests, hedges, economic interests (including synthetic or temporary stock ownership) and rights to vote shares of any series of capital stock of the Company;

•                  a representation that such shareholder is a holder of record of the Company’s stock at the time of giving of notice and that such shareholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting; and

•                  a representation as to whether the shareholder intends to conduct a proxy solicitation.

The Amended and Restated Bylaws require that, with respect to annual shareholder meetings occurring after the 2009 annual meeting, any shareholder’s notice must be delivered or mailed to and received at the Company’s principal executive office not less than 90 days prior to the date of the annual meeting; provided that, in the event that less than 100 days’ notice or prior public disclosure of the meeting date is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day of which such notice of the date of the annual meeting was mailed or such public disclosure was made.

The Amended and Restated Bylaws also require that a shareholder making proposals for business or nominations be a shareholder of record of the Company’s stock at the time of giving of notice and at the time of the meeting.

In addition, the Amended and Restated Bylaws require any shareholder’s notice to be updated and supplemented, if necessary, so that the information provided in such notice is true and correct as of the meeting record date and as of the date that is 10 business days prior to the meeting.

The Board of Directors also made certain technical and conforming amendments to the Amended and Restated Bylaws.

The foregoing summary of the amendments is qualified in its entirety by reference to the Amended and Restated Bylaws, effective as of August 6, 2008, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of The Travelers Companies, Inc., effective as of August 6, 2008 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2008	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Matthew S. Furman
		Name:	Matthew S. Furman
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of The Travelers Companies, Inc., effective as of August 6, 2008 (filed herewith).